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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20429

                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 3, 2000




                            UNION BANKSHARES COMPANY
                    (Exact name of registrant in its charter)

                                  -------------


            MAINE                        2-90679                 01-0395131
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


       66 MAIN STREET, ELLSWORTH, MAINE                            04605
  (Address of principal executive offices)                       (zip code)



Registrant's telephone number, including area code            (207) 667-2504



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Items 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable

Item 5.  Other Events.

     On August 3, 2000, the shareholders of Union Bankshares Company (the "Registrant") approved the proposed merger of UBC Acquisition Company, Inc., a wholly-owned subsidiary of the Registrant, with and into Mid-Coast Bancorp, Inc. at a special meeting of shareholders called for such purpose. On that date the merger was also approved by the shareholders of Mid-Coast Bancorp, Inc. at a special meeting of its shareholders. The joint press release relating thereto is included herein as Exhibit 99.1.


Item 7.  Financial Statement and Exhibits.

     (c) Exhibits -

            99.1  -  Press Release.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Union Bankshares Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                           UNION BANKSHARES COMPANY
                                                  (Registrant)



Dated: August 16, 2000                     By /s/ Peter A. Blyberg
                                              ------------------------------
                                              Peter A. Blyberg, President



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     Exhibit Index


          99.1 -    Press Release.



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